EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Robert E. Cauley, the Chairman of the Board of Directors and  Chief Executive Officer of Bimini Capital Management, Inc. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2010  (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert E. Cauley
Robert E. Cauley
Chairman of the Board of Directors and Chief Executive Officer

August 6, 2010